U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 14, 2005


                          VISTA CONTINENTAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 2-90519

      Delaware                                                  72-0510027
----------------------                                       ---------------
(State or Jurisdiction                                       (I.R.S Employer
   of Incorporation)                                       Identification No.)


                      6600 West Charleston Boulevard, #118
                               Las Vegas, NV 89146
                            Telephone: (702) 228-2077
          -------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

The registrant is filing this amendment to its Form 8-K for the event reported February 14, 2005 to amend the agreement between Vista Continental Corporation and The Research Works, Inc. Specifically the contract misstated the state of incorporation of Vista Continental Corporation.


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Item 1.01      Entry Into a Material Definitive Agreement

Vista Continental Corporation is furnishing herewith, the engagement of The Research Works, Inc. attached hereto as Exhibit 10.1.

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                          VISTA CONTINENTAL CORPORATION
                          -----------------------------
                                  (Registrant)

Date: February 22, 2005

                                            /s/ Lawrence Nash
                                            -----------------------------------
                                            Dr. Lawrence Nash
                                            President & Chief Executive Officer



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EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.1    Engagement of The Research Works.